[CAPTION]


Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:               Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:  441919AG2
Series Number of Class A-2 Certificates:        N/A
Original Sale Balance:                 $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                    05/22/2000


Investor Certificateholder Floating Allocation            90.76%
Percentage
Investor Certificateholder Fixed Allocation               97.90%
Percentage

Aggregate Amount of  Collections                    4,814,029.09
     Aggregate Amount of  Interest Collections      1,510,388.76
     Aggregate Amount of  Principal                 3,303,640.33
Collections

           Int. Collections Alloc. to Investor      1,370,878.39
Class A Principal Collections                       3,024,778.82
Seller Interest Collections                           139,510.37
Seller Principal Collections                          278,861.51

Weighted Average Loan Rate                                13.72%
Net Loan Rate                                             12.72%

            Weighted Average Maximum Loan Rate            19.11%

Class A-1 Certificate Rate                               6.3800%
Maximum Investor Certificate Rate                       12.9500%
Class A-1 Certificate Interest Distributed            650,864.47
Class A-1 Investor Certificate Interest                     0.00
Shortfall before Draw
Unpaid Class A-1 Certificate Interest                       0.00
Shortfall Received
Unpaid Class A-1 Certificate Interest                       0.00
Shortfall Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00



Maximum Principal Dist. Amount (MPDA)               3,234,263.88
Alternative Principal Dist. Amount (APDA)           3,024,778.82
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount            3,024,778.82
(SPDA)



Principal  allocable to Class A-1                   3,024,778.82

SPDA deposited to Funding Account                           0.00

Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00


Reimbursement to Credit Enhancer                            0.00

Spread Trigger hit?                                           No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         284,255.57
Amount


Cumulative Investor Liquidation Loss Amount           284,255.57

Total Principal allocable to A-1                    3,309,034.39


Beginning Class A-1 Certificate Principal         114,768,422.30
Balance

Ending Class A-1 Certificate Principal Balance    111,459,387.91




Pool Factor (PF)                                       0.1747944

Servicer Certificate (Page 2 of  3)

Distribution Date:                                    05/22/2000

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                             98,351.49
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Aggregate Investor Liquidation Loss Amount            284,255.57
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            130,032,530.96
Ending Pool Balance                               126,694,523.87
Beginning Invested Amount                         118,021,791.30
Ending Invested Amount                            114,712,756.91
Beginning Seller Principal Balance                 12,010,739.66
Ending Seller Principal Balance                    11,981,766.96
Additional Balances                                   278,861.51

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after                    0.00%
purchase of Subsequent Loans or release to
Certs.)
Principal Balance of Subsequent Funding Loans               0.00
Purchased in Period
Principal Collections to purchase Additional                0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                      0.00
Ending Pre-Funding Account Balance                          0.00
Pre-Funding Earnings                                        0.00

Beginning Capitalized Interest Account                      0.00
Capital Interest Requirement (Transferred to                0.00
Collection Account)
Ending Capitalized Interest Account                         0.00



Beginning Spread Account Balance                    6,506,737.00
Ending Spread Account Balance                       6,506,737.00

Beginning Seller Interest                                9.2367%
Ending Seller's Interest                                 9.4572%

Delinquency & REO Status
   60 - 89 days (Del Stat 4)
     No. of Accounts                                          65
     Trust Balance                                  2,275,338.15
   90+ days (Del Stat 5+)
     No. of Accounts                                         161
     Trust Balance                                  4,724,613.21
   270+ days (Del Stat 11+)
     No. of Accounts                                          97
     Trust Balance                                  2,668,983.18
   REO
     No. of Accounts                                          29
     Trust Balance                                    785,621.92

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business                  No
Days of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No
   Aggregate of Credit Enhancement Draw                       No
Amounts exceed 1% of the Cut-off Balance and
Pre-Funded Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                    05/22/2000

Event of Default ?                                            No
   Failure by Servicer to make payment within                 No
5 Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                       No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer                    N/A
(Paid directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          418,371.88
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer                       0.00
(5.01(a)(vi))
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                  3.99%


Total  Available Funds
     Aggregate Amount of Collections                4,814,029.09
     Deposit for principal not used to                      0.00
purchase subsequent loans
     Interest Earnings on the Pre-Funding                   0.00
Account
     Deposit from Capitalized Interest Account              0.00
     Total                                          4,814,029.09




Application of Available Funds
     Servicing Fee                                     98,351.49
     Prinicpal and Interest to Class A-1            3,959,898.86

     Seller's portion of Principal and                418,371.88
Interest
     Funds deposited into Funding Account                   0.00
(Net)
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                  337,406.86
     Total                                          4,814,029.09



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer





Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                    05/22/2000


INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000)

Class A Certificateholder Floating Allocation           90.7633%
Percentage
Class A Certificateholder Fixed Allocation              97.9000%
Percentage

Beginning Class A-1 Certificate Balance           114,768,422.30


Class A-1 Certificate Rate                             6.380000%

Class A-1 Certificate Interest Distributed              1.020708

Class A-1 Certificate Interest Shortfall                0.000000
Distributed

Remaining Unpaid Class A-1 Certificate                  0.000000
Interest Shortfall


Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed             5.189340

   Maximum Principal Distribution Amount                5.072082
   Scheduled Principal  Distribution Amount             4.743561
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.445779
Distributed

Total Amount Distributed to Certificateholders          6.210047

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance              111,459,387.91


Class A-1 Factor                                       0.1747944

Pool Factor (PF)                                       0.1747944

Unreimbursed Liquidation Loss Amount                       $0.00
Accrued Interest on Unreimbursed Liquidation               $0.00
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                  $0.00
Liquidation Loss Amount

Class A Servicing Fee                                  98,351.49

Beginning Invested Amount                         118,021,791.30
Ending Invested Amount                            114,712,756.91
Beginning Pool Balance                            130,032,530.96
Ending Pool Balance                               126,694,523.87

Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                    05/22/2000

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          65
     Trust Balance                                  2,275,338.15

   90+ days (Del Stat 3+)
     No. of Accounts                                         161
     Trust Balance                                  4,724,613.21

   REO
     No. of Accounts                                          29
     Trust Balance                                    785,621.92

Aggregate Liquidation Loss Amount for                 313,183.44
Liquidated Loans

Class A-1 Certificate Rate for Next                To be updated
Distribution Date


Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00

Pre-Funded Amount (Ending)                                  0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                           0
     Trust Balance                                          0.00

Capitalized Interest Account (Ending)                       0.00

Earnings on the Pre-Funding Account                         0.00

